UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) December 28, 2007

SUPERCLICK, INC.
(Name of Small Business Issuer in its charter)

WASHINGTON	52-2219677
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10222 St Michel Suite 300 Montreal, Qc H1H-5H1
(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387

Issuer's Fax Number (858) 279-1799

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements

On December 24, the registrant’s Chief Executive Officer and Chief Financial Officer concluded that the previously issued financial statements contained in the registrant’s Annual Report on Form 10-KSB for the year ended October 31, 2006 and contained in the registrant’s Quarterly Report on Form 10-QSB for the periods ended January 31, 2007, April 30, 2007 and August 30, 2007 were to be restated.

The Chief Executive Officer and Chief Financial Officer of the registrant have discussed with Bedinger & Company, its independent registered accounting firm, the matters disclosed in this current report on Form 8-K pursuant to this item 4.02. During a routine review by the Securities and Exchange Commission, certain recommendations were made which were reviewed and accepted by management. The recommendations were regarding the fiscal years ended October 31, 2005 and 2006 and in general consisted of reclassifications of certain items in the financial statements. The changes are set forth in more detail below.

The registrant has filed amended reports for the year ended October 31, 2006 and for the interim periods ended January 31, 2007, April 30, 2007, and August 30, 2007 respectively.

Form 10-KSB for the Year Ended October 31, 2006

The registrant’s Form 10-KSB for the for the year ended October 31, 2006 has been amended to reflect the following: Item 5 to reflect the restated financial statements for Stock Options footnote revisions; Item 6 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) to reflect restated financial statements and; Item 7 (Financial Statements) 1) to reclassify $2,575,100 of extraordinary loss-write-off of goodwill from acquisition in the Statement of Operations for the year ended October 31, 2005 to Costs and Expenses pursuant to SFAS 142, paragraph 43; 2) eliminate the derivative gain/(loss) in the Consolidated Statement of Comprehensive Income for fiscal year 2006 and 2005; 3) reclassify the $225,000 penalty interest on convertible debenture from cash flows from financing activities to cash flows from operating activities; 4) revise Footnote N - Stock Incentive Plan to include all the information required by SFAS 123r, paragraphs 64 and 84; 5) Increase additional paid in capital for $127,600 of repayment of Hotel Net LLC (fiscal year 2005 acquisition) shareholders and increase the goodwill impairment loss, and 6) Increase accumulated deficit and accounts payable by $73,700 in the Consolidated Balance Sheet related to a cumulative effect adjustment for fiscal years 2005 ($41,068) and 2004 ($32,632) for Canadian Provincial Research and Development Tax Credits.

Form 10-QSB for the Quarter Ended January 31, 2007

The financial statements for the three months ended January 31, 2007 and 2006 have been restated to reflect the following: 1) Eliminate the derivative gain/(loss) in the Consolidated Statement of Comprehensive Income for all periods presented, 2) Increase accumulated deficit and accounts payable by $73,700 in the Consolidated Balance Sheet related to a cumulative effect adjustment for fiscal years 2005 and 2004 relating to Canadian Provincial Research and Development Tax Credits, and 3) Increase additional paid in capital for $127,600 of repayment of Hotel Net LLC(fiscal year 2005 acquisition) shareholders and a corresponding increase in the accumulated deficit to reflect the prior years effect of this adjustment.

Form 10-QSB for the Quarter Ended April 30, 2007

The financial statements for the three months ended April 30, 2007 and 2006 have been restated to reflect the following: to 1) Eliminate the derivative gain/(loss) in the Consolidated Statement of Comprehensive Income for all periods presented, 2) Eliminate a $73,700 cumulative effect adjustment in the Statement of Operations that was adjusted with the Company’s form 10-KSB/A for the year ended October 31, 2006, and 3) Increase additional paid in capital for $127,600 of repayment of Hotel Net LLC (fiscal year 2005 acquisition) shareholders and a corresponding increase in the accumulated deficit to reflect the prior years effect of this adjustment.

Form 10-QSB for the Quarter Ended July 31, 2007

The financial statements for the three and nine months ended July 31, 2007 and 2006 have been restated to reflect the following: 1) Eliminate the derivative gain/(loss) in the Consolidated Statement of Comprehensive Income for all periods presented, 2) Eliminate a $73,700 cumulative effect adjustment in the Statement of Operations that was adjusted with the Company’s form 10-KSB/A for the year ended October 31, 2006, 3) Increase additional paid in capital for $127,600 of repayment of Hotel Net LLC (fiscal year 2005 acquisition) shareholders and a corresponding increase in the accumulated deficit to reflect the prior years effect of this adjustment, and 4) Reclassify $21,719 of gain on forgiveness of debt in the Statement of Cash Flows for the three and nine months ended July 31, 2007 from cash (used) provided for financing activities to cash (used) provided by operating activities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superclick, Inc.

Date: December 28, 2007	By:	/s/ Jean Perrotti
Jean Perrotti

Chief Financial Officer and Principal Accounting Officer

BEDINGER & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS

December 28, 2007

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Gentlemen,

We have read Item 4.02 included in the Form 8-K dated December 28, 2007 of Superclick, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein as they relate to our firm.

Bedinger & Company

Bedinger & Company

1200 CONCORD AVENUE, SUITE 250, CONCORD, CA 94520 • (925) 603-0800 • (925) 603-0804 FAX
MEMBERS OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS,
THE CENTER FOR PUBLIC COMPANY AUDIT FIRMS,
AND THE CALIFORNIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS.
REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD.